UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011

CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Boulevard, Suite 2575, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

           On June 24, 2011, CAMAC Energy Inc. (the “Company”) held its annual meeting of stockholders pursuant to notice duly given. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. In addition, the stockholders ratified the selection of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, approved the amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 6,000,000 shares, approved the compensation of the Company’s management, and approved the frequency of the advisory vote on the compensation of the Company’s management as being every three years.  The results of the voting for each of these proposals were as follows:

1.	Election of Directors:

Director Nominee Name	Number of Votes For	Number of Votes Against	Broker Non-Votes
Dr. Kase Lukman Lawal	99,039,318	790,192	0
Dr. Lee Patrick Brown	97,230,601	2,598,909	0
William E. Campbell	99,155,328	674,182	0
J. Kent Friedman	99,144,748	684,762	0
John Hofmeister	97,635,720	2,193,790	0
Ira Wayne McConnell	99,157,548	671,962	0
Hazel R. O’Leary	97,618,162	2,211,348	0
Total Votes Cast:	99,829,510

No other person received any votes.

2.	Proposal to Ratify the Selection of RBSM LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2011:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
99,427,518 Common Shares	201,202 Common Shares	200,790 Common Shares	0 Common Shares

3.	Proposal to amend the Company’s 2009 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 6,000,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
93,973,529 Common Shares	5,709,983 Common Shares	145,790 Common Shares	0 Common Shares

4.	Advisory (non-binding) vote on management compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
98,382,698 Common Shares	1,311,426 Common Shares	135,385 Common Shares	0 Common Shares

5.	Advisory (non-binding) vote on the frequency of the advisory vote on management compensation:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
5,655,028 Common Shares	218,577 Common Shares	93,812,808 Common Shares	142,097 Common Shares	0 Common Shares

Item 7.01.  Regulation FD Disclosure.

On June 29, 2011, the Company issued a press release announcing the appointment of Messrs. Campbell, Friedman and McConnell to the Company’s Board of Directors, and the continuation of Dr. Kase Lukman Lawal as the Company’s Chief Executive Officer for approximately the next 12 months.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing. The information set forth in, or in any exhibit to, this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.  Other Events.

Effective June 24, 2011, the Board appointed the members of the Company’s Board of Directors set forth on the table below to the Board Committees indicated below, each of whom is an “independent” director, as that term is defined in Rule 803A of the NYSE Amex Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, which members now serve as the sole members of each Committee indicated below:

Director Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dr. Lee Patrick Brown		X	X*
William J. Campbell	X	X
J. Kent Friedman	X		X
John Hofmeister		X*	X
Ira Wayne McConnell	X*	X
Hazel R. O’Leary	X		X

       *Denotes Committee Chair

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1            Press Release, dated June 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMAC Energy Inc.

Dated: June 29, 2011	By:	/s/ Dr. Kase Lukman Lawal
Dr. Kase Lukman Lawal
Chief Executive Officer